Embarcadero Funds

SUPPLEMENT DATED DECEMBER 15, 2009 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 27, 2009

This Supplement updates certain information contained in the Embarcadero Funds’ Prospectus and Statement of Additional Information dated April 27, 2009, and supplemented on June 8, 2009.  You should retain this Supplement and the Prospectus for future reference.  Additional copies of the Prospectus may be obtained free of charge by calling 1-800-228-2121.

New Developments and Important News for Shareholders

The Board of Directors has recently approved important changes impacting each of the Funds.  These changes, described below, will require the approval of shareholders of the impacted Funds and would not take effect until shareholders meet to consider and act on the proposals at meetings in late January 2010.  More information about these changes will be available in proxy materials circulated to impacted shareholders in the upcoming weeks.

For shareholders of the Small-Cap Growth Fund and All-Cap Growth Funds, the Board has approved new advisory agreements with Van Wagoner Capital Management, Inc. (“VWCM”) for these Funds.  If the new advisory agreements are approved, VWCM would continue to serve as these Funds’ investment adviser, but the Funds would implement their “manager of managers” structure through new investment programs under the day-to-day management of new subadvisers.  The Small-Cap Growth Fund’s investment program would change to follow an absolute return strategy, and the All-Cap Growth Fund’s investment program would change to follow a market neutral strategy.  These Funds’ names would also change, and their current subadviser would no longer provide services to these Funds.  Also, the Small-Cap Growth Fund would no longer have a policy of investing primarily (at least 80% of its total assets) in common stocks that, at the time of purchase, have market capitalizations between the smallest and largest companies in the Russell 2000 Growth Index.

These changes will be described in a proxy statement circulated to Small-Cap Growth Fund and All-Cap Growth Fund shareholders in December 2009.  Prior to the shareholder meeting in January, these Funds are expected to be invested primarily in high quality short-term money market funds or instruments pending deployment under its new investment program, if the new advisory agreements are approved.

In addition, if the new advisory agreements are approved, the minimum amounts required for initial investment will increase to $10,000, and the minimum amounts required for additional investments will increase to $1,000.

For shareholders of the Absolute Return Fund, Market Neutral Fund and Alternative Strategies Fund, the Board has approved the reorganization of these Funds into other series of the Embarcadero Funds, Inc., as set forth in the table below.

Acquired Fund	Acquiring Fund
Absolute Return Fund	Small-Cap Growth Fund (to be renamed Absolute Return Fund)
Market Neutral Fund	All-Cap Growth Fund (to be renamed Market Neutral Fund)
Alternative Strategies Fund	All-Cap Growth Fund (to be renamed Market Neutral Fund)

These reorganizations, if approved, would coincide with the changes in the Small-Cap Growth Fund’s and All-Cap Growth Fund’s investment programs described above.  Thus, if the reorganizations are approved, and the new advisory agreements noted above are also approved, Absolute Return Fund would reorganize into a Fund with the same name, investment program and advisory arrangements, and Market Neutral Fund would reorganize into a Fund with the same name, investment program and advisory arrangements resulting, in each case, in a larger combined Fund.  Alternative Strategies Fund would reorganize into a Fund that would follow similar low market correlation strategies to those it currently follows.  Until the reorganizations are approved, the Absolute Return Fund and Market Neutral Fund will continue to be invested primarily in high quality short-term money market funds or instruments.  If the reorganizations are approved, the Absolute Return Fund, Market Neutral Fund and Alternative Strategies Fund would be liquidated shortly after approval.

More information about the proposed reorganizations will be included in proxy materials circulated to Absolute Return Fund, Market Neutral Fund and Alternative Strategies Fund shareholders in early January 2010.

If the matters described above are all approved, and the reorganizations consummated, the Embarcadero Funds would consist of two series:  Absolute Return Fund and Market Neutral Fund.  These Funds will be described in future updates to the Funds’ prospectus and statement of additional information.